UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant's telephone number, including area code: (813) 282-7870

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Series Trust

Gator Financial Fund

Annual Report

March 31, 2019

Institutional Class (GFFIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.gatorcapital.com/mutual-funds and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

GATOR FINANCIAL FUND

LETTER TO SHAREHOLDERS

MARCH 31, 2019 (UNAUDITED)

Dear Gator Financial Fund Shareholders:

We are pleased to provide you with the Gator Financial Fund’s (the “Financial Fund”) annual shareholder letter.  This letter covers the annual period from April 1, 2018 through March 31, 2019. Below, we have provided an update regarding the Financial Fund’s performance, a summary investment thesis behind Silicon Valley Bank, and a list of the Financial Fund’s top ten equity holdings as of March 31, 2019.

Review of Performance

We believe the Financial Fund differentiates itself by holding a concentrated stock portfolio of companies in the Financials sector which we generally hold for significant periods of time resulting in relatively low turnover. Returns for the Financial Fund and its two benchmarks, the Russell 2000 Index® and the Russell 3000 Financials Index® for the period April 24, 2013 through March 31, 2019 are summarized below:

Performance Returns Through 3/31/19
							Annualized Since
	2019 YTD	3 Months	6 Months	1 Year	3 Years	5 Years	Inception
GFFIX (Institutional)	19.52%	19.52%	-8.23%	3.43%	11.39%	-0.69%	4.17%
Russell 2000 Index®	14.59%	14.59%	-8.56%	2.05%	12.93%	6.94%	10.39%
Russell 3000 Financials Index®	12.98%	12.98%	-1.16%	4.04%	17.08%	10.40%	12.31%

The Gator Financial Fund’s inception date was April 24, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Financial Fund imposes a 1.0% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns on any shares incurring the redemption fee would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The advisor has currently entered into a fee waiver agreement with the fund through 08/01/2024.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. It is used for comparison purposes only and is not meant to be indicative of the Gator Financial Fund’s performance, asset composition, or volatility. The performance of the Russell 2000 Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

The Russell 3000 Financials Index® measures the performance of the Financials sector of the U.S. equity universe. It is used for comparison purposes only and is not meant to be indicative of the Gator Financial Fund’s performance, asset composition, or volatility. The performance of the Russell 3000 Financials Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

GATOR FINANCIAL FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

During the period from April 1, 2018 through March 31, 2019, the Financial Fund had a total return of 3.43% compared to the benchmark Russell 2000 Index® which returned 2.05% during this period, and the Russell 3000 Financials Index® which returned 4.04%. Total return indicates the Financial Fund’s performance taking into consideration changes in the net asset value, accumulation and reinvestment of dividends, and their compounding effect over time.

During the period the Financial Fund had a few strong performing investments, such as Carvana, WellCare, Primerica, and DineEquity.

However, we also had positions that did not perform well, such as BBX Capital, RE/MAX Holdings, Foresight Energy, Teekay Corporation, and Zions Bank warrants.

SVB Financial Group (NASDAQ: SIVB)

We started a position in SVB Financial Group during the 1st quarter.  SIVB is the bank holding company for Silicon Valley Bank, which has a strong franchise providing commercial banking to venture capital firms and their venture-backed investment companies.  Over the past 20 years, SIVB’s stock has returned 17.3% annually compared to the S&P 500 returning 5.9% and the bank index returning 2.6%.  These returns are a testament to the bank’s strong franchise.

Despite SIVB’s strong franchise and great long-term track record, SIVB’s stock has underperformed since the market’s highs last September.  Here are some of the concerns that we’ve heard from other investors.

1.

SIVB is the most asset-sensitive bank, so with the Fed further pausing interest rate increases and potentially cutting rates, SIVB is the most exposed bank to lower rates;

2.

The venture investing community has been on fire for the past few years and valuations for late stage venture companies are high so SIVB will experience a much tougher environment when the current venture capital environment reverses;

3.

SIVB will have less warrant income in Q1 due to the delayed IPO calendar created by the federal government shutdown in January;

4.

During its Investor Day in early December 2018, SIVB’s management guided forecasts for deposit balances to decline for Q4 due to expected distributions by Venture Capital funds to their limited partners; and,

5.

SIVB has periodically guided to higher expense growth than Wall Street has expected so they can continue to invest in and expand their franchise.

We think these five concerns have pushed SIVB’s stock down to a level that is compelling.  While these concerns are valid, we believe each is temporary and will not diminish the long-term franchise value of SIVB.

GATOR FINANCIAL FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

In addition to the recent underperformance of SIVB stock, here is what we find attractive about SIVB.

1.

Extremely attractive deposit base – SIVB has one of the best deposit franchises in the country.  SIVB has had a long-term focus on the venture capital community.  The bank has built strong relationships with venture capitalists.  They bank the venture firms and their funds, they bank the venture portfolio companies, and they bank the executives at the venture portfolio companies.  When a portfolio company gets funding from a venture firm, they receive cash and deposit it at a bank.  SIVB estimates it has a 60% market share among venture-backed portfolio companies.  SIVB is also different from other banks in that it has moved excess deposits off of its balance sheet into money market funds and other similar short-term deposit replacement products.  These off-balance sheet client assets generate fee income for SIVB and do not require equity capital support like an on-balance sheet deposit would.  A few other metrics that demonstrate the quality of SIVB’s deposit franchise are the 56% loan-to-deposit ratio and the total cost of funds of 0.20%.  For comparison, Bank of America, which is arguably regarded as the best national deposit franchise, has a loan-to-deposit ratio of 69% and a cost of funds of 1.12%.

2.

Consistent double-digit loan and deposit growth – Since 1999, SIVB has grown loans per share and deposits per share at 15% and 13%, respectively.  By looking at these metrics on a per share basis, we are adjusting for acquisitions, stock buybacks, and equity issuances, and get something close to the organic growth rates.  The growth rates of loans and deposits have been strong for 20 years.

3.

Earnings estimates are too low – We believe the earnings estimates are too low for SIVB.  We have noticed that the sell-side is mostly conservative on SIVB’s estimates because of the volatility of their warrant income.  We believe the sell-side’s estimates for 2019 are even more conservative because they don’t factor the December 2018 Fed rate hike that already occurred.  And we believe the messaging from SIVB management about conservative deposit growth at its Investors Day in December 2018 has caused the sell-side to lower its forecast of deposit growth too far.  We’ve already seen evidence that SIVB management was too conservative on their deposit guidance in December 2018 and beat that guidance when they reported earnings in January 2019.

4.

SIVB’s positioning within Venture community is a true franchise – Over the past 30 years, SIVB has built strong relationships with the venture and private equity communities.  These relationships have extended to the portfolio companies of these investment firms and the principals of both the investment firms and portfolio companies.  We believe the network of relationships gives SIVB a banking franchise where firms and executives are less price sensitive on their loans and deposits in exchange for access to the SIVB network.

5.

High return on equity – With Fed Funds between 2.00% and 2.25%, SIVB reported a 20% return on tangible equity (“ROTE”).  This ROTE is in the top 5% of banks and should lead to higher growth rates and a premium valuation.

GATOR FINANCIAL FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

6.

Reinvestment opportunities – SIVB’s high organic growth rate and high return on equity allows the bank to reinvest more of the capital it generates.  This is different from most banks who may generate high returns on equity but do not have the same reinvestment opportunities.  For example, U.S. Bancorp generates a +20% return on equity, but it has only grown loans and deposits per share at 5% and 9%.

7.

SIVB is a beneficiary of an easing regulatory environment – One of the major regulatory rollbacks Congress passed was the raising of bank asset levels from $50 billion to $250 billion before major regulatory programs are implemented.  SIVB is about to cross the $50 billion asset level, so it will not have to deal with major regulatory issues such as the CCAR stress testing process, resolution planning, Liquidity Coverage Ratio (LCR), and Risk Management.

8.

SIVB will regain its premium valuation – SIVB is trading for 11x 2019 earnings per share estimates (“EPS”).  For the previous 10 years, SIVB has usually traded between 15x and 22x EPS.  We think it will regain a premium valuation as current fears fade.

9.

SIVB is generating excess capital, and management has started buying back stock – With rising interest rates, SIVB’s return on equity is above 20% and greater than its organic growth rate, so the bank is generating more capital than it can reinvest.  Since SIVB doesn’t pay a dividend, management has started to use the excess capital to repurchase stock.

Bear Case:

Although we think the bullish investment thesis for SIVB is compelling, we always consider the bear case.  Here are the main bearish points as we understand them and our reasons that we can still own the stock despite these points:

1.

SIVB faces interest rate headwinds if rates decline - SIVB is one of the most asset-sensitive banks, so with the Fed becoming dovish, SIVB’s earnings are at risk due to lower rates.  A bank is asset-sensitive when its earnings increase due to higher short-term rates.  SIVB is the most asset-sensitive bank because its assets are mostly floating rate loans and it has the lowest cost deposit base in the country.

We note that the bank’s management has said that they are layering in interest rate hedges to reduce the asset sensitivity.  We don’t love interest rate hedging of this kind because we think it is costly, and if it works, the stock’s valuation will not reflect the value of the hedges.

In our view, we think the Fed is in more of a pausing rates phase than an actual cutting rates phase, so we don’t think SIVB’s earnings will go down.  If the Fed does cut rates, we believe SIVB’s long-term growth rate will be unaffected.  In fact, the bank’s loan growth may mitigate the earnings impact of lower rates.  We believe the low valuation is already pricing in several rate cuts by the Fed.

GATOR FINANCIAL FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

2.

Technology start-up valuations and velocity may be unsustainable - We are reaching cyclically high levels of venture capital investing.  SIVB’s earnings could decline in multiple ways in a venture investing downturn.  The last VC downturn took close to 20 years to recover prior peak levels.

We may be near a peak in venture investing, but what if the peak is 4-5 years away?  We haven’t seen a runaway IPO market for tech IPOs, yet.  Yes, some tech unicorns have had down rounds and lost value, but there continues to be significant innovation in the venture community.

3.

SIVB’s technology lending is vulnerable to recession - SIVB’s technology lending is actually high-risk but is currently disguised by low current losses.  SIVB’s technology lending has also expanded significantly since the Internet Boom/Bust.

4.

SIVB may have been growing Capital Call loans too fast - SIVB fastest growing loan category is Capital Call loans to private equity funds.  These loans are facing increasing competition from many banks because they have experienced almost no credit charge-offs in their history.  This category of loans has grown substantially since the Great Financial Crisis and is relatively untested in a recession.

We note this is a valid criticism.  The growth rate that SIVB has experienced may slow and spreads may tighten due to competition.  SIVB management would say they have the best customer franchise with the private equity funds, so they expect to be able to maintain or grow their market share.  In our experience, private equity fund managers are economic players and would be willing to move business to another bank for a better rate.  We are less concerned about the credit performance of these loans because we think there is low likelihood of default by private equity funds, and SIVB will have multiple avenues to recover on any defaults.

5.

SIVB’s gains from warrants may be unsustainable - As part of its lending business, SIVB typically receives warrants in the borrower.  Since SIVB has a large portfolio of lending clients, it also has a large portfolio of warrants.  Each quarter, a small portion of these companies have liquidity events, which allows SIVB to book warrant gains.  Some critics claim that the warrant income will dry up when the venture investing cycling dries up.  We think investors already discount warrant income, so SIVB’s stock does not have a lot of embedded premium in its stock price due to potential warrant income.

6.

SIVB is taking another shot at investment banking - SIVB recently announced the acquisition of Leerink Partners, an investment bank focused on the healthcare and life sciences sector.  The theory is SVB will be able to capture the investment banking business of their biotech clients who are now just commercial banking clients.  The secondary plan is to expand the investment bank to other sectors such as technology.  The two criticisms of this deal are the high price ($280 million cash) and the fact that SIVB had an investment bank 15 years ago (SVB Alliant) that they had to close.

GATOR FINANCIAL FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

Financial Fund’s Ten Largest Equity Positions:

Primerica, Inc.

SLM Corp.

Carlyle Group LP

BBX Capital Corp. Class A

KKR & Co., Inc. Class A

Voya Financial, Inc.

Ares Management Corp. Class A

Federal National Mortgage Association, Series T

Ambac Financial Group, Inc.

Ally Financial, Inc.

Conclusion

We are working hard with our research-oriented investment approach.  It is our objective to make the Financial Fund successful in helping you compound your wealth in the years to come.

Sincerely,

Derek S. Pilecki

Portfolio Manager

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which our current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and of ACC.

Contact Us

Gator Financial Fund                                      Mutual Shareholder Services

Derek Pilecki, Portfolio Manager                      8000 Town Centre Drive, Suite 400

c/o Gator Capital Management, LLC                Broadview Heights, OH  44147

100 S. Ashley Dr., Ste. 895                               (855) 270-2678

Tampa, FL 33602

GATOR FINANCIAL FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

(813) 282-7870

GATOR FINANCIAL FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

FOR THE PERIOD APRIL 24, 2013

(commencement of investment operations)

THROUGH MARCH 31, 2019

* Annualized	One Year	Three Years *	Since Inception *	Ending Value
Gator Financial Fund - Institutional Class	3.43%	11.39%	4.17%	$127,405
Russell 2000 Index®	2.05%	12.93%	10.39%	$179,733

Cumulative Performance Comparison of $100,000 Investment

This chart assumes an initial investment of $100,000 made in the Institutional Class shares on April 24, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions, if any.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The figures for the Russell 2000 Index® reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

GATOR FINANCIAL FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Money Market Fund 1.05%
Real Estate 4.34%
Real Estate Investment Trust 2.99%
Warrant 2.35%
Basic Materials 4.10%
Consumer Cyclical 8.66%
Energy 4.82%
Financial Services 71.69%

Sectors are based on Morningstar® classifications.

GATOR FINANCIAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares		Value

COMMON STOCK - 78.50%

Commercial Banks, Nec - 6.46%
4,200	Ally Financial, Inc.	$ 115,458
11,500	Barclays Plc. ADR *	92,000
		207,458
Deep Sea Foreign Transportation of Freight - 0.79%
6,500	Teekay Corp.	25,480

Hotels & Motels - 5.07%
1,800	Wyndham Hotels & Resorts, Inc.	89,982
1,800	Wyndham Destinations, Inc.	72,882
		162,864
Insurance - 9.38%
6,500	Ambac Financial Group, Inc. *	117,780
1,500	Primerica, Inc.	183,225
		301,005
Investment Advice - 14.02%
5,300	Ares Management Corp. Class A	123,013
6,500	Brightsphere Investment Group Plc.	88,140
2,453	Janus Henderson Group Plc.	61,276
5,700	KKR & Co., Inc. Class A	133,893
2,900	Victory Capital Holdings, Inc. Class A *	43,558
		449,880
Life Insurance - 3.89%
2,500	Voya Financial, Inc.	124,900

Metals & Mining - 1.85%
7,000	Suncoke Energy, Inc. *	59,430

National Commercial Banks - 3.40%
9,000	UBS Group AG (Switzerland)	108,990

Natural Gas Transmission & Distribution - 2.55%
6,400	EnLink Midstream, LLC	81,792

Personal Credit Institutions - 7.74%
3,299	OneMain Holdings, Inc.	104,743
14,500	SLM Corp.	143,695
		248,438

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares		Value

Real Estate - 4.34%
23,500	BBX Capital Corp. Class A	$ 139,120

Retail - Auto Dealers & Gasoline Stations - 3.58%
1,775	Group 1 Automotive, Inc.	114,843

Services - Prepackaged Software - 3.39%
25,600	Great Elm Capital Group, Inc. *	108,800

Security Brokers, Dealers & Flotation Companies - 6.28%
8,600	Credit Suisse Group AG ADR (Switzerland)	100,190
2,400	Morgan Stanley	101,280
		201,470
State Commercial Banks - 5.76%
4,300	ConnectOne Bancorp, Inc.	84,710
450	SVB Financial Group *	100,062
		184,772

TOTAL FOR COMMON STOCK (Cost $2,517,813) - 78.50%		2,519,242

LIMITED PARTNERSHIPS - 11.32%
2,900	Blackstone Group LP	101,413
7,800	Carlyle Group LP	142,584
27,500	Foresight Energy LP	71,833
1,760	NuStar Energy LP	47,326
TOTAL FOR LIMITED PARTNERSHIPS (Cost $410,575) - 11.32%		363,156

PREFERRED STOCK - 3.70%
12,500	Federal National Mortgage Association, Series T, 8.25% *	118,750
TOTAL FOR PREFERRED STOCK (Cost $109,313) - 3.70%		118,750

REAL ESTATE INVESTMENT TRUST - 2.99%
4,100	Outfront Media, Inc.	95,940
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $99,823) - 2.99%		95,940

WARRANT - 2.35%
5,800	Zions Bancorp., N.A.	75,342
TOTAL FOR WARRANT (Cost $95,607) - 2.35%		75,342

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares		Value

MONEY MARKET FUND - 1.05%
33,749	Fidelity Investments Money Market Government Portfolio - Institutional Class 2.34% **	$ 33,749
TOTAL MONEY MARKET FUND (Cost $33,749) - 1.05%		33,749

INVESTMENTS IN SECURITIES, AT VALUE (Cost $3,266,880) - 99.91%		$ 3,206,179

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.09%		2,912

NET ASSETS - 100.00%		$ 3,209,091

* Represents non-income producing security during the year.

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2019.

ADR - American Depositary Receipt.

LLC - Limited Liability Company

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

Assets:
Investments in Securities, at Value (Cost $3,266,880)	$ 3,206,179
Receivables:
Dividends and Interest	423
Due from Advisor	17,131
Prepaid Expenses	2,594
Total Assets	3,226,327
Liabilities:
Payables:
Trustee Fees	322
Other Accrued Expenses	16,914
Total Liabilities	17,236
Net Assets	$ 3,209,091

Net Assets Consist of:
Paid In Capital	$ 3,633,289
Accumulated Earnings (Deficit)	(424,198)
Net Assets	$ 3,209,091

Institutional Class Shares:
Net Assets	$ 3,209,091
Shares outstanding	259,405
Net asset value and offering price per share	$ 12.37
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($12.37 x 0.99) *	$ 12.25

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

STATEMENT OF OPERATIONS

        For the Year Ended MARCH 31, 2019

Investment Income:
Dividends	$ 55,880
Interest	1,330
Total Investment Income	57,210

Expenses:
Advisory Fees	25,227
Transfer Agent & Accounting Fees	27,653
Chief Compliance Officer Fees	15,000
Registration Fees	4,535
Audit Fees	12,000
Miscellaneous Fees	3,288
Nasdaq Fees	1,102
Trustee Fees	5,000
Custodial Fees	4,775
Legal Fees	25,738
Printing and Mailing	747
Total Expenses	125,065
Fees Waived and Reimbursed by the Adviser	(78,089)
Net Expenses	46,976

Net Investment Income	10,234

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	636,912
Net Change in Unrealized Depreciation on Investments	(538,957)
Net Realized and Unrealized Gain on Investments	97,955

Net Increase in Net Assets Resulting from Operations	$ 108,189

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
Increase in Net Assets From Operations:
Net Investment Income	$ 10,234	$ 18,344
Net Realized Gain on Investments	636,912	109,222
Net Change in Unrealized Appreciation (Depreciation) on Investments	(538,957)	197,519
Net Increase in Net Assets Resulting from Operations	108,189	325,085

Distributions to Shareholders:
Total Distributions Paid	-	(27,414)**

Increase (Decrease) from Shareholder Activity:
Proceeds from Sale of Shares
Institutional Class	140,701	680,074
Investor Class *	-	3,683
Distributions Reinvested
Institutional Class	-	24,792
Investor Class *	-	2,622
Cost of Shares Redeemed
Institutional Class	(73,043)	(245,766)
Investor Class *	-	(401,080)
Net Increase from Shareholder Activity	67,658	64,325

Net Assets:
Net Increase in Net Assets	175,847	361,996
Beginning of Year	3,033,244	2,671,248
End of Year
	$ 3,209,091	$3,033,244***

Share Transactions:
Shares Sold
Institutional Class	11,671	57,099
Investor Class *	-	318
Shares Reinvested
Institutional Class	-	2,027
Investor Class *	-	216
Shares Redeemed
Institutional Class	(5,875)	(20,439)
Investor Class *	-	(34,142)
Net Increase in Shares	5,796	5,079
Shares Outstanding at Beginning of Year	253,609	248,530
Shares Outstanding at End of Year	259,405	253,609

* Investor Class shares were liquidated on March 29, 2018.

** Distribution was the result of net investment income for the year ended March 31, 2018.

*** Includes undistributed net investment income of $1,940 at March 31, 2018.

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

 INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout each year presented:

	Years Ended
	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015

Net Asset Value, at Beginning of Year	$ 11.96	$ 10.76	$ 9.12	$ 11.88	$ 13.05

Income From Investment Operations:
Net Investment Income (Loss) *	0.04	0.07	0.07	0.05	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.37	1.24	1.68	(2.81)	(1.14)
Total from Investment Operations	0.41	1.31	1.75	(2.76)	(1.17)

Distributions From:
Net Investment Income	-	(0.11)	(0.11)	-	-
Total Distributions	-	(0.11)	(0.11)	-	-

Net Asset Value, at End of Year	$ 12.37	$ 11.96	$ 10.76	$ 9.12	$ 11.88

Total Return **	3.43%	12.15%	19.16%	(23.23)%	(8.97)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,209	$ 3,033	$ 2,312	$ 2,050	$ 4,804
Before Waiver
Ratio of Expenses to Average Net Assets	3.96%	4.27%	4.86%	3.50%	3.12%
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.32%	0.61%	0.69%	0.49%	(0.21)%
Portfolio Turnover	53.81%	13.63%	31.70%	52.19%	29.55%

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

1.  ORGANIZATION

The Gator Series Trust, formally known as Endurance Series Trust prior to February 27, 2014, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. Currently there is only one series authorized by the Trustees.  The series currently authorized and incorporated in this report is the Gator Financial Fund (formerly known as the Gator Focus Fund) (the "Fund").  The Fund currently has one class of shares, the Institutional Class.  The Investor Class shares were liquidated on March 29, 2018.  The Fund is diversified. The Investment Adviser to the Fund is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Fund - the Institutional Class commenced investment operations on April 24, 2013.

The Fund’s investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Fund maintains cash in accounts at a custodian bank which, at times, may exceed federally insured limits.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2016, 2017, and 2018 tax returns or expected to be taken in the Fund’s 2019 tax returns. The Fund

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2019, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for Federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for Federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s net asset value (“NAV”) is calculated once daily, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV, is divided by the total number of shares outstanding, to determine the NAV of each share.

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There was $0 in redemption fees collected for the Fund during the year ended March 31, 2019.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SUBSEQUENT EVENTS: The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  Management has evaluated the impact of

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value of $1 NAV per share provided by the service agent of the money market fund. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured as of March 31, 2019:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 2,519,242	$ -	$ -	$ 2,519,242
Limited Partnerships	363,156	-	-	363,156
Preferred Stock	118,750	-	-	118,750
Real Estate Investment Trust	95,940	-	-	95,940
Warrant	75,342	-	-	75,342
Money Market Fund	33,749	-	-	33,749
Total	$ 3,206,179	$ -	$ -	$ 3,206,179

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the year ended March 31, 2019. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the year ended March 31, 2019. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. The Fund had no transfers into or out of Level 2 or Level 3 during the year ended March 31, 2019. It is the Fund’s policy to recognize transfers into or out of the Levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Fund. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund’s investments to be sure they are made in accordance with the Fund’s stated investment objectives and policies. The fees paid to the Adviser are governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. Pursuant to the Management Agreement, the Fund paid the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of the Fund's average daily net assets through May 31, 2017.  Effective June 1, 2017, the Fund paid the Adviser, on a monthly basis, an annual advisory fee equivalent to 0.80% of the Fund's average daily net assets

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

For the year ended March 31, 2019, the Adviser earned $25,227 from the Fund for advisory fees.  During the same period, the Adviser waived and reimbursed $78,089 in expenses pursuant to the Expense Limitation Agreement.  At March 31, 2019, the Adviser owed the Fund $17,131 for waived fees and expenses.

The Adviser has contractually agreed to waive or reimburse expenses, through August 1, 2024 for the Fund to ensure that total annual operating expenses of the Fund after fee waivers and reimbursements (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limit.  Fee waivers and expense reimbursements are only subject to recoupment under the expense limitation in effect at the time such expenses were waived.  Below is a table that shows the amounts that the Adviser has available for recoupment and the expiration dates of such amounts.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s Adviser.  At March 31, 2019, the expense waivers subject to recoupment were as follows:

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2017	March 31, 2020	$85,392

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2018	March 31, 2021	$80,558

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2019	March 31, 2022	$78,089

TRUSTEE FEES: Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $1,000 per year plus $500 per Trust meeting attended in person and $250 per Trust meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

5.  DISTRIBUTION (12B-1) PLAN

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for the Investor Class shares.  Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Investor Class shares.  The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund’s Investor Class. The Investor Class shares were the only class shares that accrued expenses under the Distribution Plan, and the Investor Class shares were liquidated on March 29, 2018.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

6.  INVESTMENTS

For the year ended March 31, 2019, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $1,746,438 and $1,662,894, respectively for the Fund.

7.  TAX MATTERS

For Federal income tax purposes, the cost of investments owned at March 31, 2019, was $3,249,358. At March 31, 2019, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$476,747
Gross unrealized depreciation on investment securities	(519,926)
Net unrealized depreciation on investment securities	$ (43,179)

As of March 31, 2019 the components of accumulated earnings (loss) on a tax basis were as follows:

Deferred Late Year Ordinary Loss

$       (183)

Net Unrealized Depreciation

    (43,179)

Capital Losses Carried Forward

  (380,836)

Total

$(424,198)

The difference between book and tax basis unrealized depreciation is attributable to the tax deferral of losses and adjustments for partnerships.

The Fund has $132,145 and $248,691 available short term and long term, respectively, capital loss carryforwards that have no expiration date.

The Fund paid an ordinary income distribution of $27,414 for the year ended March 31, 2018.

The Fund did not pay any distributions for the year ended March 31, 2019.

Permanent book and tax differences attributable to the reclassification of Fund distributions resulted in the following reclassifications on the Statement of Assets and Liabilities for the year ended March 31, 2019:

Paid in Capital	Accumulated Earnings (Deficit)
($23,757)	$23,757

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

8.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of March 31, 2019, the Pilecki Family owned approximately 39.38% of the Fund.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.”  ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820.  In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements.  ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Board of Trustees of Gator Series Trust

and the Shareholders of Gator Financial Fund

 Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Gator Financial Fund (formerly, Gator Focus Fund), a series of shares of beneficial interest in Gator Series Trust (the “Fund”), including the schedule of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Gator Series Trust since 2013.

Philadelphia, Pennsylvania

May 29, 2019

GATOR FINANCIAL FUND

EXPENSE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

 Expense Example

As a shareholder of the Gator Financial Fund (the “Fund”), you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees and other Fund expenses.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Gator Financial Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2018	March 31, 2019	October 1, 2018 to March 31, 2019

Actual	$1,000.00	$ 917.66	$7.12
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.49

GATOR FINANCIAL FUND

TRUSTEES & OFFICERS

MARCH 31, 2019 (UNAUDITED)

Trustees and Officers.  The following is a list of the Trustees and Officers of the Trust, their ages and addresses, their present positions with the Trust or the Fund, and their principal occupations during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Rhett E. Ingerick 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 43	Trustee	Since Inception	Functional Analyst Lead at KForce Inc., a professional staffing services firm (2015-present); Senior Integration Developer, Talbots, Inc. (2014-2015); Software Developer, Kforce Inc. (1999-2014).	One	None
Bevin E. Newton 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 47	Trustee	Since Inception

Independent Contract Project Manager (November 2018-Present); Choreographer and Instructor at Dance Stop Studios/Dance Stop Company (June 2016-present); Dance and Movement Consultant/Instructor for the Walton High School Marching Band and Color Guard (May 2017-Present); Executive Director for The Roswell United Methodist Church Foundation (April 2012 - May 2016); Choreographer and Instructor at The Cartersville School of Ballet/Cartersville City Ballet (2004-2018).

				One	None
Interested Trustee*
Derek Pilecki 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 48	Trustee; President and Secretary	Since Inception	President and Chief Investment Officer for the Adviser (2008 – present); Co-Chair of the Investment Committee for the Growth Team and Portfolio Manager at Goldman Sachs Asset Management (2002 – 2008).	One	None
Officers
Erik Anderson 100 S. Ashley Drive, Suite 895 Tampa, FL 33262 Age: 41	Treasurer	Since February 2014

Chief Financial Officer at Oakpoint Advisors (January 2016 - present); Chief Financial Officer for the Adviser (2012 - present); Chief Financial Officer of Praesidis Advisors LLC (2008 - December 2015).

				N/A	N/A
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Age: 62	Chief Compliance Officer	Since Inception	President and Founder of Beacon Compliance Services, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an employee of the Adviser.

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

Shareholder Meeting – The Fund held a special shareholder meeting on February 11, 2019, shareholders of record on January 23, 2019, shareholders were being asked to approve a proposed amendment to the fundamental investment restriction regarding concentration for the Fund to read as follows:

As a matter of fundamental policy, the Fund may not:

Invest 25% or more of its total assets in the securities of issuers primarily engaged in any one industry or group of industries, except that: (A) the Fund will concentrate its investments in issuers in the financial industry or group of industries; and (B) the Fund will concentrate its investments in issuers in the real estate industry or group of industries.  This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities..

Below are the voting results from the meeting:

Total Shares Voted:	198,456
Total Outstanding Shares:	238,120

A total of 259,379.023 shares of the Fund were entitled to vote on the Proposal.  A total of 129,689.512 shares constitute a quorum of voters for purposes of the proposal.  A total of 130,164.687 shares of the Fund were cast in favor of the proposal.

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

Gator Financial Fund

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

FY 2019

$ 10,000

FY 2018

$ 10,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2019

$ 0

$ 0

FY 2018

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2019

$ 2,000

$ 0

FY 2018

$ 2,000

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2019

$ 0

$ 0

FY 2018

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2019

$ 2,000

FY 2018

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

 (a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 6, 2019

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: June 6, 2019